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                             SCUDDER WEISEL CAPITAL
                               ENTREPRENEURS FUND
                     CLASS A SHARES OF BENEFICIAL INTEREST
                                  (THE "FUND")

     SUPPLEMENT DATED JANUARY 22, 2001 TO THE PRELIMINARY PROSPECTUS DATED
                                JANUARY 2, 2001

     THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. NO PERSON MAY SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

     This Supplement updates certain information in the Fund's Preliminary Prospectus. You may obtain a copy of the Fund's Preliminary Prospectus, as supplemented, without charge by writing to Scudder Weisel Capital Entrepreneurs Fund, Scudder Weisel Capital LLC, PO Box 509072, San Diego, CA 92150-9072. The telephone number of the Fund is 1-866-SWC-EDGE (1-866-792-3343).

1. The paragraph under the sub-heading "INVESTMENT MANAGEMENT FEE" on page 3 of the Preliminary Prospectus shall be replaced with the following paragraph:

        INVESTMENT MANAGEMENT FEE. The Fund's investment management fee has two components, an asset based fee and a performance based (or "incentive") fee. The Fund will pay Scudder Weisel an asset based fee of 2.0% of average daily net assets and an annual incentive fee of 20% of the sum of the Fund's (i) net realized capital gains, (ii) net investment income, and (iii) net unrealized appreciation for the year. No incentive fee will be paid with respect to the unrealized appreciation of private equity securities held in the Fund's portfolio, except that an incentive fee will be paid as a result of increases in value as a result of the payment of share dividends on any PIK preferred security held by the Fund. No incentive fee will be paid unless the Fund has offset all prior net realized capital losses, net unrealized depreciation in the publicly traded portion of its portfolio, and net investment loss. The Investment Adviser is compensated by Scudder Weisel, which will pay the Investment Adviser an asset based fee of 1.0% of average daily net assets and 100% of any incentive fee paid by the Fund. The incentive fee structure presents risks that are not
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        present in funds without an incentive fee. The overall fees the
        Fund and its shareholders pay will be higher than those that most other funds pay. See "Management of the Fund."

2. The paragraph adjacent to the heading "INVESTMENT MANAGEMENT FEES" on page 9 of the Preliminary Prospectus shall be replaced with the following paragraph:

        The Fund's management fee has two components -- an asset based fee payable at an annual rate of 2.0% of the Fund's average daily net assets and a performance based ("incentive") fee of 20% of the sum of the Fund's (i) net realized capital gains,
        (ii) net investment income, and (iii) net unrealized appreciation for the year. No incentive fee will be paid with respect to the unrealized appreciation of private equity securities held in the Fund's portfolio, except that an incentive fee will be paid as a result of increases in value as a result of the payment of share dividends on any PIK preferred security held by the Fund. No incentive fee will be paid unless the Fund has offset all prior net realized capital losses, net unrealized depreciation and net investment loss. The incentive fee structure presents risks that are not present in funds without an incentive fee. The overall fees the Fund and its shareholders pay will be higher than those that most other funds pay. The Investment Adviser is compensated by Scudder Weisel, and receives no management fees directly from the Fund. See "Principal Risk Factors and Investment Techniques -- Incentive Fee" and "Management of the Fund -- Incentive Fee."

2. Footnote (2) under the heading "SUMMARY OF FUND EXPENSES" on page 12 of the Preliminary Prospectus shall be replaced with the following paragraph:

        (2) The Fund incurs an asset based management fee of 2.0% of average daily net assets and a performance based management fee of 20% of the sum of the Fund's (i) net realized capital gains, (ii) net investment income, and (iii) net unrealized appreciation for the year. No incentive fee will be paid with respect to the unrealized appreciation of private equity securities held in the Fund's portfolio, except that an incentive fee will be paid as a result of increases in value as a result of the payment of share dividends on any PIK preferred security held by the Fund. To the extent the Fund incurs a performance based management fee in any year, the

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            Fund's management fee will be greater than 2.0% for that
            year. See "Management of the Fund -- Management Fee."

3. The heading "INCENTIVE FEE" and the paragraphs thereunder on page 26 of the Preliminary Prospectus shall be amended in its entirety to read as follows:

        INCENTIVE FEE

        The Fund's management fee has two components -- an asset based fee and a performance based (or "incentive") fee. The Fund pay Scudder Weisel an asset based fee at an annual rate of 2.0% of the Fund's average daily net assets and an incentive fee equal to 20% of THE SUM OF the Fund's (i) net realized capital gains,
        (ii) net investment income, and (iii) net unrealized appreciation for the year. No incentive fee will be paid with respect to the unrealized appreciation of private equity securities held in the Fund's portfolio, except that an incentive fee will be paid as a result of increases in value as a result of the payment of share dividends on any PIK preferred security held by the Fund. No incentive fee will be paid unless the Fund has offset all prior net realized capital losses, net unrealized depreciation and net investment loss. Scudder Weisel will pay 100% of any incentive fee payment to the Investment Adviser. The right to the incentive fee could give the Investment Adviser an incentive to select a higher fair value for the Fund's investments than it otherwise would. The right to the incentive fee also may give Scudder Weisel or the Investment Adviser reason to select investments for the Fund that are riskier or more speculative than it would select if it were paid only the asset based management fee. In addition, since the performance fee is calculated on a basis that includes unrealized appreciation of a portion of the Fund's assets, it may be greater than if such fee was based solely on realized gains.

        The amount of the incentive fee accrual will be based in part on the valuation of the Fund's private securities. Until a venture capital company or other issuer of private securities completes an IPO or is acquired by a public company, the Investment Adviser must estimate the value of an investment in that company under the supervision of the Board of Trustees by using fair value policies and procedures approved by the Fund's Board of Trustees (see "Cal-

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        culation of Net Asset Value"). The valuations assigned to such investments will have a direct effect on the investment management fees payable to Scudder Weisel and the Investment Adviser. The value ascribed to these securities by the Investment Adviser for any of its other clients may differ from the value at which the securities are carried by the Fund by virtue of the procedures approved by the Fund's Board of Trustees.

        For an explanation of the incentive fee calculation, see the section in this Prospectus entitled "Investment Management and Other Services" and the Fund's SAI.

4. The first three paragraphs under the sub-heading "INCENTIVE FEE" on pages 43 and 44 of the Preliminary Prospectus shall be replaced with the following four paragraphs:

        INCENTIVE FEE. The following discussion of the incentive fee is only a summary, and is qualified in its entirety by reference to the more complete description contained in the SAI under "Investment Management and Other Services -- Incentive Fee." The calculation of the incentive fee involves complex accounting concepts. The Fund encourages you to consult with your financial adviser regarding this calculation.

        In addition to the asset based management fee, the Fund may pay an incentive fee to Scudder Weisel at the end of each year. The incentive fee will equal 20% of the sum of the Fund's (i) net realized capital gains, (ii) net investment income, and (iii) net unrealized appreciation for the year. No incentive fee will be paid with respect to the unrealized appreciation of private equity securities held in the Fund's portfolio, except that an incentive fee will be paid as a result of increases in value as a result of the payment of share dividends on any PIK preferred security held by the Fund.

        No incentive fee will be paid unless the Fund has offset all prior net realized capital losses, net unrealized depreciation and net investment losses with realized capital gains, unrealized appreciation and net investment income from all securities held by the Fund. The Fund will accrue daily a liability for incentive fees payable equal to 20% of the daily net increase in the Fund's net assets from investment operations. If applicable, this liability will be reduced (but not below zero) on any day by 20% of the net decrease in the

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        Fund's net assets from investment operations. The increase or decrease in the accrual will be based on 20% of the sum of (i) the net realized gain or loss, (ii) net unrealized appreciation or depreciation, and (iii) net investment income or loss. The Fund will accrue a liability for the incentive fee that may be greater than the amount payable at year end by the Fund as a result of using a different method of calculation for determining the accrual than the method used for payment of the liability. The amount of the incentive fee paid by the Fund will not exceed the incentive fee accrued by the Fund. Scudder Weisel will pay 100% of any incentive fee payment to the Investment Adviser.

        The incentive fee is paid annually, but shareholders may have their shares repurchased by the Fund quarterly. The Fund believes that it is appropriate for investors whose shares are repurchased to bear their share of the incentive fee for those shares for the period between the last incentive fee payment to Scudder Weisel and the date of repurchase. Otherwise, the remaining shares, and thus their shareholders, could pay a disproportionate share of the incentive fee. For this reason, the Fund will calculate a liability for the incentive fee each day that net asset value is calculated based on the Fund's performance. The Fund's net asset value will be reduced or increased each day it is calculated to reflect this calculation.

5. The following paragraph shall be inserted under the first paragraph on page 45 of the Preliminary Prospectus:

        The right to the incentive fee could give the Investment Adviser an incentive to select a higher fair value for the Fund's investments than it otherwise would. The right to the incentive fee also may give Scudder Weisel or the Investment Adviser reason to select investments for the Fund that are riskier or more speculative than it would select if it were paid only the asset based management fee. In addition, since the incentive fee is calculated on a basis that includes unrealized appreciation of the publicly traded portion of the Fund's assets, it may be greater than if such fee was based solely on realized gains.

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6. The heading "ENHANCED LIQUIDITY CONSIDERATIONS" and the paragraph thereunder on page 64 of the Preliminary Prospectus shall be amended in its entirety to read as follows:

        LIQUIDATION OF THE FUND

        The assets of the Fund will be liquidated and distributed to shareholders beginning as early as ten and no later than twelve years following the initial public issuance of the Fund's shares. After ten years the Board of Trustees will consider liquidation of the Fund's assets. If the Board determines in its discretion that it would be in the best interests of shareholders to delay such liquidation, the Board may do so for up to two additional years. Following liquidation, the assets of the Fund will be distributed to shareholders in cash or in kind consistent with the best interest of shareholders, applicable law, including tax laws and regulations, and restrictions on the transferability of portfolio securities.

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